SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

   JULY 27, 2011
   ----------------------
   (Date of Report)

    ALANCO TECHNOLOGIES, INC.
   -------------------------
      (Exact name of Registrant as specified in its charter)

   0-9437
  ---------
   (Commission File No.)

ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State or other jurisdiction)    (IRS Employer Identification No.)

             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
             -------------------------------------------------------
            (Address of Principal Executive Office)       (Zip Code)

               (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                Notice of Delisting

The Company received notice from The Nasdaq Stock Market that the Company’s appeal to the Nasdaq Hearing Panel has been denied.

A copy of the related press release is attached hereto as Exhibit 99.1.

Item 9.01                                Financial Statements and Exhibits

Exhibit 99.1	Press Release dated July 25, 2011 titled “Alanco Announces NASDAQ Ruling”.

                                                                            ALANCO TECHNOLOGIES, INC.
Date: July 27, 2011                                                    By: /s/John A Carlson
                                                                                  -------------------------------
                                                                           Chief Financial Officer